EXHIBIT 3.3
                                                                     -----------



                                     FORM 19

                                  (Section 348)


                                   COMPANY ACT


                                                                  Certificate of
                                                        Incorporation No. 610976

                               SPECIAL RESOLUTIONS

The following special resolutions were passed by the undermentioned Company on the date stated:

NAME OF COMPANY:  No. 620 Taurus Ventures Ltd.

Date resolutions passed:   October 2, 2000

Resolutions:

"RESOLVED as special resolutions that:

1. the name of the Company be changed from "No. 620 Taurus Ventures Ltd." to "RFP Power Ltd." and that paragraph 1 of the Memorandum of the Company be altered accordingly; and

2. the Memorandum of the Company be altered so that it shall be in the form set out in Schedule A to this resolution."

CERTIFIED a true copy this 15th day of December, 2000



                                                -----------------------------
                                                (Signature)


                                                 Solicitor
                                                 ----------------------------
                                                   (Relationship to Company)

                                   Schedule A

                               ALTERED MEMORANDUM

                                       OF

                                 RFP POWER LTD.

          (as altered by Special Resolutions passed on October 2, 2000)



1.       The name of the Company is "RFP POWER LTD.".

2. The authorized capital of the Company consists of 1,000,000 Common shares without par value.

                                     FORM 1
                                   (Section 5)

                                   COMPANY ACT

                                   MEMORANDUM
                                       OF
                          NO. 620 TAURUS VENTURES LTD.


I wish to be formed into a company with limited liability under the COMPANY ACT in pursuance of this memorandum.

1.       The name of the Company is "No. 620 Taurus Ventures Ltd.".

2. The authorized capital of the Company consists of 1,000,000 Common shares without par value.

3. I agree to take the number and class of shares in the Company set opposite my name.


--------------------------------------------------------------------------------
FULL NAME, RESIDENT ADDRESS                    NUMBER, CLASS AND KIND OF
AND OCCUPATION OF                              SHARES TAKEN BY SUBSCRIBER
SUBSCRIBER
--------------------------------------------------------------------------------


/s/ Janet P. Grove
----------------------------                   1 Common share without par value
Janet P. Grove
5638 Crown Street
Vancouver, B.C.
V6N 2B5
Solicitor



Total Shares Taken:                            1 common share without par value



--------------------------------------------------------------------------------

DATED July 10, 2000